                       AMENDMENT NO. 5 TO LOAN AGREEMENT

     THIS AMENDMENT NO. 5 TO LOAN AGREEMENT (the "Amendment") is made and entered into as a December 15, 1999, by and between LASALLE BANK NATIONAL ASSOCIATION, f/k/a LASALLE NATIONAL BANK, a national banking association (the "Lender"), and KOSS CORPORATION, a Delaware corporation (the "Borrower").


                                  WITNESSETH:

     WHEREAS, Borrower and Lender entered into that certain Loan Agreement dated February 17, 1995, as amended by that certain Amendment No.1 to Loan Agreement dated June 15, 1995, as further amended by that certain Amendment No. 2 to Loan Agreement dated May 20, 1996, as further amended by that certain Amendment No. 3 to Loan Agreement dated December 31, 1997, and as further amended by that certain Amendment No.4 to Loan Agreement dated April 29, 1999 (collectively, the "Loan Agreement"), pursuant to which Lender agreed to provide Borrower with a revolving line of credit up to $10,000,000.00 (the "Revolving Loan"); and

     WHEREAS, Borrower has requested Lender to extend the Maturity Date of the Revolving Loan to November 1, 2001, and Lender has agreed to do so provided, among other things, Borrower executes and delivers this Amendment.

     NOW THEREFORE, in consideration of the premises which are incorporated herein by this reference, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Section 2.1(A) of the Loan Agreement shall be decided in its entirety and replaced with the following new Section 2.1(A):

     Subject to the terms and conditions of this Agreement, on the date upon which all terms and conditions of the Documents have been met or fulfilled to the satisfaction of Lender (the "Closing Date"), the Lender agrees to make loans to Borrower on a revolving basis (such loans being herein called individually, a "Revolving Loan", and collectively, the "Revolving Loans") from time to time in such amounts as Borrower may from time to time request up to an aggregate amount outstanding of $10,000,000.00; provided, however, that (i) each borrowing by Borrower hereunder with respect to any Revolving Loan shall be in the aggregate principal amount of at least $10,000.00;
     (ii) the Lender's commitment to make Revolving Loans shall remain in effect for a period to and including November 1, 2001 (the "Revolver Termination Date"); (iii) notwithstanding any provision herein to the contrary (1) upon the occurence and continuance of any Event of Default, and in each such event, the Lender may, in its sole discretion, immediately cease to make Revolving Loans; and (2) on the Revolver Termination Date, Borrower shall repay to the Lender all Revolving Loans, plus interest accrued to the date of payment; and (iv) for a period of at least 30 consecutive days during each fiscal year of Borrower, the amount of Revolving Loans outstanding shall not exceed $2,000,000.00.

          2. Subsection 2.1(B)(b) of the Loan Agreement shall be deleted in its entirety and replaced with the following new Subsection 2.1(B)(b):

          (b)  all Letters of Credit shall expire prior to November 1, 2001;

          3. Borrower has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by Borrower may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999), and has made related appropriate inquiry of material suppliers and vendors. Based on such review and program, Borrower believes that the "Year 2000 Problem" will not have a material adverse effect on the Borrower. From time to time, at the request of Lender, Borrower shall provide to Lender such updated information or documentation as is requested regarding the status of its efforts to address the Year 2000 problem.

          4. Borrower shall deliver to Lender as a condition to Lender's undertakings as provided hereunder, note amendments, a directors' consent, secretary's certificate and such other documents as Lender shall request, each in form and substance satisfactory to Lender and its counsel.

          5. All references to "the Agreement" in the Loan Agreement shall mean the Loan Agreement as amended by this Amendment. All references to "the Loan," "the Loans," in the Loan Agreement shall include the loan amendments made hereunder. All references to "the Documents" in the Loan Agreement shall include this Amendment, the amendment to the Revolving Note and any other instrument or document required hereunder, whether now existing or at any time hereafter arising. All references to "the Revolving Note" and in Loan Agreement shall included the amendments thereto.

          6. All of the agreements, representations, covenants and obligations set forth in the Loan Agreement are hereby reaffirmed and restated as of the date of this Amendment. All representations and warranties contained in the Loan Agreement remain true and correct as of the date of this Amendment.

          7. Borrower agrees to pay all fees and out-of-pocket expenses of Lender including, without limitation, outside counsel to the Lender in connection with the preparation of this Amendment, and any and all agreements, instruments and documents required or contemplated by this Amendment.

          8.   Except as specifically amended and modified by this Amendment:
(a) the Loan Agreement shall remain in full force and effect and is hereby restated and incorporated herein by this reference; and (b) all terms defined in the Loan Agreement shall have the same meanings herein as therein.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed and delivered at Chicago, Illinois, as of the date first above written.

LaSALLE BANK NATIONAL ASSOCIATION       KOSS CORPORATION

By:    James J. Hess                    By:    Michael J. Koss
   --------------------------------        ------------------------------------

Title: Vice President                   Title: CEO/President
      -----------------------------           ---------------------------------


                                        ATTEST:

                                        By:    Richard W. Silverthorn
                                           ------------------------------------

                                        Title: Secretary and General Counsel
                                              ---------------------------------




                                                                          Page 3